Unaudited Reconciliation of Financial Data
The following tables present the historical unaudited financial information for the Credit parties and their consolidated subsidiaries (the “Och-Ziff Operating Group”) as of and for the three months ended March 31, 2017. The Och-Ziff Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Och-Ziff Operating Group and its consolidated subsidiaries has been reconciled to Och-Ziff Capital Management Group LLC’s financial statements for the relevant periods. You should read this data in conjunction with Och-Ziff Capital Management Group LLC’s financial statements and the related notes included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2017, which was filed with the U.S. Securities and Exchange Commission on May 2, 2017.

	March 31, 2017
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Assets
Cash and cash equivalents	$350,138	$—	$1,672	$351,810
Income and fees receivable	60,319	—	—	60,319
Due from related parties	67,142	—	(47,790)	19,352
Deferred income tax assets	1,034	—	683,754	684,788
Other assets, net	151,604	(18,681)	47	132,970
Assets of consolidated Och-Ziff funds:
Investments, at fair value	—	35,996	—	35,996
Other assets of Och-Ziff funds	—	21,314	—	21,314
Total Assets	$630,237	$38,629	$637,683	$1,306,549

Liabilities and Shareholders' Equity
Liabilities
Due to related parties	$1,383	$—	$520,831	$522,214
Debt obligations	410,612	—	—	410,612
Compensation payable	39,031	—	—	39,031
Other liabilities	158,929	—	1,149	160,078
Liabilities of consolidated Och-Ziff funds:
Other liabilities of Och-Ziff funds	—	16,658	—	16,658
Total Liabilities	609,955	16,658	521,980	1,148,593

Redeemable Noncontrolling Interests	420,000	21,971	—	441,971

Shareholders' (Deficit) Equity
Class A Shares, no par value	—	—	—	—
Class B Shares, no par value	—	—	—	—
Paid-in capital	12,695,178	—	(9,626,390)	3,068,788
Accumulated deficit	(13,099,118)	—	9,529,355	(3,569,763)
Shareholders' deficit attributable to Class A Shareholders	(403,940)	—	(97,035)	(500,975)
Shareholders' equity attributable to noncontrolling interests	4,222	—	212,738	216,960
Total Shareholders' (Deficit) Equity	(399,718)	—	115,703	(284,015)
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' (Deficit) Equity	$630,237	$38,629	$637,683	$1,306,549

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.

	Three Months Ended March 31, 2017
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Revenues
Management fees	$86,255	$—	$—	$86,255
Incentive income	51,626	—	—	51,626
Other revenues	776	—	—	776
Income of consolidated Och-Ziff funds	—	495	—	495
Total Revenues	138,657	495	—	139,152

Expenses
Compensation and benefits	69,943	—	—	69,943
Interest expense	6,280	—	—	6,280
General, administrative and other	45,928	—	—	45,928
Expenses of consolidated Och-Ziff funds	—	84	—	84
Total Expenses	122,151	84	—	122,235

Other Income
Changes in tax receivable agreement liability	—	—	—	—
Net gains on investments in Och-Ziff funds and joint ventures	1,017	(296)	—	721
Net gains of consolidated Och-Ziff funds	—	235	—	235
Total Other Income	1,017	(61)	—	956

Income Before Income Taxes	17,523	350	—	17,873
Income taxes	1,078	—	10,978	12,056
Consolidated and Total Comprehensive Net Income (Loss)	16,445	350	(10,978)	5,817
Less: Income attributable to noncontrolling interests	(143)	—	(9,635)	(9,778)
Less: Income attributable to redeemable noncontrolling interests	—	(350)	—	(350)
Net Income (Loss) Attributable to Och-Ziff Capital Management Group LLC	16,302	—	(20,613)	(4,311)
Less: Change in redemption value of Preferred Units	(7,446)	—	4,593	(2,853)
Net Income (Loss) Attributable to Class A Shareholders	$8,856	$—	$(16,020)	$(7,164)

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.